                   OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                  Supplement dated September 24, 2004 to the
                       Prospectus dated August 27, 2004

The Prospectus is changed as follows:

1.    The following  new section is added to the end of the section  captioned
"How  the  Fund  is  Managed,"  immediately  following  the  paragraph  titled
"Advisory Fees" on page 14:

PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and Transfer
Agent, some of the Oppenheimer funds including the Fund and Directors or
Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. The
complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004, September 3, 2004, September 14, 2004,
September 14, 2004, September 21, 2004 and September 22, 2004, respectively, in the U. S. District Court for the Southern District of New York. The
complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
Manager and the Distributor do not believe that the pending actions are likely to have a material adverse affect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0410.028